UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203 303-623-2577
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

125 West 55th Street

New York, NY 10019

(800) 910-1434

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 26, 2009

To the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), will be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019 on June 26, 2009, at 9:00 a.m., for the following purposes:

1.  To elect one (1) Class I Director of the Fund; and

2.  To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 1, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING.  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.  If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Fund at 1-800-910-1434.

By Order of the Board of Directors

Richard C. Butt
Secretary
Macquarie Global Infrastructure Total Return Fund Inc.

New York, NY

Dated: May 8, 2009

PROXY STATEMENT

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

June 26, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of the Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund to be held on June 26, 2009, at 9:00 a.m., at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, and at any adjournments or postponements thereof (the “Meeting”).  A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement, and are first being mailed to stockholders on or about May 8, 2009.

In addition to the solicitation of proxies by mail, Officers of the Fund and officers and regular employees of The Bank of New York Mellon (“BNYM”), the Fund’s transfer agent and affiliates of BNYM, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund.

A COPY OF THIS PROXY STATEMENT AND THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 125 WEST 55TH STREET, NEW YORK, NY 10019 OR BY CALLING THE FUND AT 1-800-910-1434 OR VIA THE INTERNET AT WWW.MACQUARIE.COM/MGU.

At the Meeting, the persons named as proxy holders on the enclosed proxy card will cast all the votes they are entitled to cast pursuant to validly executed and timely returned proxy cards.  Such votes will be cast in accordance with the instructions marked on the proxy cards.  If no instructions are marked on the enclosed proxy card, the proxy holders will cast such votes FOR the election of the nominee for Director and in their discretion as to any other business that may properly come before the Meeting.  Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his, her or its votes in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address prior to the date of the Meeting.

The presence in person or by proxy of the holders of Common Stock, $0.001 per share (the “Common Stock”), of the Fund entitled to cast a majority of the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting.  If a quorum is not present at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies to attain a quorum.  If a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy on the proposal to adjourn.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The Board of Directors has fixed the close of business on May 1, 2009 as the “Record Date” for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

The Fund has one class of stock:  Common Stock.  The holders of Common Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.  As of the Record Date, there were 17,317,074 shares of Common Stock issued and outstanding.

This Proxy Statement is being provided to the holders of Common Stock of the Fund as of the Record Date.  The following table shows, as of the Record Date, the ownership of Common Stock by persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Stock.

Name & Address	Percentage of Common Stock Held	Total Common Stock Owned

First Clearing, LLC 901 East Byrd Street, 15th Floor Richmond, VA 23219	16.60%	2,874,590

Citigroup Global Markets 388 Greenwich Street, 38th Floor New York, NY 10013	16.25%	2,813,817

Merrill Lynch 4 World Financial Center New York, NY 10080	15.49%	2,682,727

The Bank of New York Mellon One Wall Street, 10th Floor New York, NY 10286	6.01%	1,039,973

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.92%	1,025,290

The Directors and Officers of the Fund, in the aggregate, own less than 1% of the Fund’s outstanding shares of Common Stock as of the Record Date.

The Board of Directors knows of no business to be presented for consideration at the Meeting other than what is described in Proposal 1 of the Notice of Meeting.  If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

Stockholders are requested to vote on the following matter:

PROPOSAL 1: TO ELECT ONE (1) CLASS I DIRECTOR OF THE FUND

NOMINEE FOR THE BOARD OF DIRECTORS

The Board of Directors is divided into three classes of Directors serving staggered three-year terms.  The current terms of the Class I, Class II and Class III Directors will expire in 2009, 2010 and 2011, respectively, and when their successors are duly elected and qualified.  Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year, one class of Directors will be elected by the stockholders.  Gordon A. Baird (the “Nominee”) has been nominated by the Board of Directors to serve as Class I Director for a three-year term to expire at the Fund’s 2012 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.

Unless authority is withheld, it is the intention of the person(s) named in the proxy to vote the proxy “FOR” the election of the Nominee named above.  The Nominee has indicated that he has consented to serve as Director if elected at the Meeting.  If the Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The table below presents information about the Nominee, existing Directors and Officers of the Fund, including information relating to their respective positions with the Fund, their principal occupations during the past five years and other board memberships, if any.

Name, Position, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years

Non-Interested Directors/Nominee(3)

Gordon A. Baird Class I Director Age: 40	Since July 2005 Term expires 2009

Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Partners (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), 2002 - 2003.

Thomas W. Hunersen Class II Director Age: 50	Since July 2005 Term expires 2010

Mr. Hunersen has managed CKW Associates, Inc. (investment and consulting company) since March 2006. He was previously: Head of Strategy Projects - North America, Global Wholesale Banking - Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick Massachusetts, 2001 - 2003; and Executive Vice President and General Manager, North American Head and Head of Energy & Utilities - Global Wholesale Banking - National Australia Bank Ltd, 1987 - 2001.

Chris LaVictoire Mahai Class III Director Age: 53	Since July 2005 Term expires 2011	Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.

Interested Director

Charles Wheeler Class III Director Age: 47	Since 2008 Term to expire 2011

Head of the Macquarie Capital Products Group, Macquarie Capital (USA) Inc., September 2007 - present; Executive Director of Macquarie Group Limited, May 1987 - present (Executive Director of the Macquarie Capital Products group in Australia through August 2007).

Officers

Jon Fitch(4) Chief Executive Officer Age: 43	Since July 2005	CEO, Macquarie Capital Investment Management LLC, February 2004 - present. Equity Analyst, Macquarie Equities Limited, 1997 - 2003.

Richard C. Butt Chief Financial Officer, Treasurer and Secretary Age: 52	Since October 2006

Director and Chairman, Macquarie Capital Investment Management LLC, September 2006 - present; President, Macquarie Capital Investment Management LLC, December 2006 - present; Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 - present; President Refco Fund Holdings, LLC, November 2003 - August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 - November 2003; President, Refco Alternative Investments, LLC, November 2003 - August 2006; President, Refco Commodity Management, Inc., September 2005 - August 2006; Executive Vice President, Global Distribution Strategies Inc., January 2002 - October 2003.

Sally Worrall Chief Compliance Officer Age: 28	Since April 2008

Compliance Executive, Macquarie Capital Investment Management LLC, January 2007 - present; previously acted as Compliance Associate, Macquarie Group Limited’s Funds Management Group, October 2004 – January 2007.

(1) Address:  125 West 55th Street, New York, NY 10019.

(2) The Fund commenced operation on August 26, 2005.

(3) Each of the non-interested Directors, as defined on page 8, is a member of the Audit Committee and the Nominating and Corporate Governance Committee, the only standing committees of the Fund.

(4) Address:  1 Martin Place, Level 12, Sydney, NSW 2000, Australia.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund’s Directors and the Nominee.

Name of Director/Nominee	Dollar Range of Equity Securities Held in the Fund(1)
Gordon A. Baird	$1 - $10,000
Thomas W. Hunersen	$1 - $10,000
Chris LaVictoire Mahai	$1 - $10,000
Charles Wheeler	None

(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2008.  “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Each non-interested Director of the Fund receives an annual retainer of $35,000 for his or her services to the Fund. In addition, each non-interested Director receives a fee of $2,500 for each in-person Board meeting attended and $1,500 for each telephonic Board meeting attended.  The table below sets forth certain information regarding the compensation of the Fund’s Directors for the fiscal year ended November 30, 2008.  Directors and Officers of the Fund who are employed by Macquarie Capital Investment Management LLC or its affiliates receive no compensation or expense reimbursement from the Fund.  During the fiscal year ended November 30, 2008, the Directors of the Fund met seven times.  Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member.

Compensation Table For The Fiscal Year Ended November 30, 2008

Name of Person and Position	Aggregate Compensation Paid From the Fund
Gordon A. Baird, Director	$51,848
Thomas W. Hunersen, Director	$50,348
Chris LaVictoire Mahai, Director	$51,848
Charles Wheeler, Director(1)	None

(1) The Fund considers Mr. Wheeler to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), based on his position with the affiliates of Macquarie Capital Investment Management LLC.  As an employee of one or more of such affiliates, Mr. Wheeler does not receive compensation or expense reimbursement from the Fund.

AUDIT COMMITTEE

The Board of Directors has an Audit Committee composed of the three non-interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards, and (c) meet any other applicable requirements of the SEC and other applicable rules and regulations.  The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird.  The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of Fund’s financial statements, reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies;

(iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the written Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Directors on October 21, 2008.  A copy of the Charter is available on the Fund’s website at www.macquarie.com/mgu.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews.  The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the stockholders.  The independent registered public accounting firm for the Fund reports directly to the Audit Committee.  During the fiscal year ended November 30, 2008, the Audit Committee met three times.

AUDIT COMMITTEE REPORT

In performing its oversight function, at a meeting held on January 22, 2009, the Audit Committee reviewed and discussed with management of the Fund and the independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2008 and discussed the audit of such financial statements with PricewaterhouseCoopers.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers required by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as currently modified or supplemented.  At the October 21, 2008 meeting of the Board, the Audit Committee received from PricewaterhouseCoopers the written disclosures and statements required by the SEC independence rules and the letter required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, formerly Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between PricewaterhouseCoopers and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes.  Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PricewaterhouseCoopers.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions with management and PricewaterhouseCoopers referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2008.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF DIRECTORS

Dated: January 22, 2009

Chris LaVictoire Mahai
Gordon A. Baird
Thomas W. Hunersen

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Directors has a Nominating and Corporate Governance Committee composed of the three non-interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards, and (c) meet any other applicable requirements of the SEC and other applicable rules and regulations.  The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird.  The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals it believes to be qualified to become Board members in the event that a position is vacated or created.  While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, it may consider Director candidates recommended by stockholders as it deems appropriate.

Stockholders who wish to recommend a nominee should send nominations to the Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee.  The Nominating and Corporate Governance Committee evaluates nominees from all sources using the same standards.  The Board of Directors of the Fund has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Fund’s website at www.macquarie.com/mgu.

In identifying and evaluating a potential nominee to serve as a non-interested Director of the Fund, the Nominating and Corporate Governance Committee will consider, among other factors: (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE; (v) whether the person serves on a board of, or is otherwise affiliated with, competing financial services organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Director of the Fund; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy, if any.

The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended November 30, 2008.

Other Board Related Matters

The Fund has no formal policy regarding Director attendance at stockholder meetings.  Directors did not attend last year’s Annual Meeting of Stockholders.

REQUIRED VOTE

The election of Mr. Baird as the Class I Director of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon.

THE BOARD OF DIRECTORS, INCLUDING THE “NON-INTERESTED” DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, CO 80202 has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2009.  PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2008.  The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund.  A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees:  The aggregate fees billed in each of the fiscal years ended November 30, 2007 and November 30, 2008 for professional services rendered by PricewaterhouseCoopers for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $97,000 and $101,000, respectively.

Audit-Related Fees:  The aggregate fees billed in each of the fiscal years ended November 30, 2007 and November 30, 2008 for assurance and related services by PricewaterhouseCoopers that were reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees” above were $0 and $2,500, respectively.

Tax Fees:  The aggregate fees billed in each of the fiscal years ended November 30, 2007 and November 30, 2008 for professional services rendered by PricewaterhouseCoopers for tax compliance, tax advice and tax planning were $63,500 and $75,850, respectively.

All Other Fees:  The aggregate fees billed in each of the fiscal years ended November 30, 2007 and November 30, 2008 for products and services provided by PricewaterhouseCoopers, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above were $0 and $0, respectively.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund.  The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, provided, however, that the Audit Committee may not delegate pre-approval of the audit required by the 1934 Act and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s).  The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Fund’s investment adviser or the Fund’s Officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Fund’s investment adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit.  All of the audit, audit-related, tax and other services described above for which PricewaterhouseCoopers billed the Fund fees for each of the fiscal years ended November 30, 2007 and November 30, 2008 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

Macquarie Capital Investment Management LLC is the Fund’s investment adviser, and its business address is 125 West 55th Street, New York, NY, 10019.  On January 17, 2008, Macquarie Fund Adviser, LLC changed its name to Macquarie Capital Investment Management LLC.

ALPS Fund Services, Inc. is the administrator of the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Officers and Directors of the Fund and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE.  Officers, Directors and greater than 10% stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto furnished to it during or with respect to its most recent fiscal year and written representations from certain reporting persons, the Fund believes that all of its Officers, Directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon is required to elect the Nominee as the Class I Director.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Meeting on how to vote their shares.  The Fund understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the election of Directors, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.  However, the NYSE also provides that in certain, non-routine matters, a broker member may not authorize any proxy without instructions from the customer.  Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.”  Because the sole matter to be considered at the Meeting is routine (Proposal 1 — the uncontested election of the Nominee for Class I Director), broker non-votes are not expected to occur at the Meeting.

For the purpose of electing the Nominee, the failure to return a properly executed proxy card or otherwise authorize a proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote in the election of directors.  Abstentions or broker non-votes, if any, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending May 31, 2009.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so and has complied with the advance notice provisions of the Fund’s Bylaws.  If, however, any other matters, including proposals to adjoin or postpone the Meeting, are properly brought before the

Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

STOCKHOLDER PROPOSALS

The Fund’s Bylaws, as currently in effect, provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the Bylaws generally must be delivered to the Secretary of the Fund, at the Fund’s principal executive offices, not later than 5:00 p.m. (Eastern Time) on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting.  Accordingly, a stockholder nomination or proposal intended to be considered at the 2010 Annual Meeting must be received by the Secretary on or after December 16, 2009, and prior to 5:00 p.m. (Eastern Time) on January 15, 2010.  Additionally, under the rules of the SEC if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s proxy statement for its 2010 annual meeting of stockholders pursuant to Rule 14a-8 under the 1934 Act, the Fund must receive it on or before January 15, 2010.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC (MGU) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Meredith Meyer and Sally Worrall, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the “Annual Meeting”) of the Fund, to be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 26, 2009, at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting. The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the nominee for director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, both should sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. continued on back >

PLEASE MARK YOUR VOTE WITH AN “X” 1. To elect one (1) Class I Director of the Fund: (1) Gordon A. Baird For All Nominees: c Withhold: c (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominees name in the space provided above.) 2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC. Please be sure to sign and date this proxy. Signature: Date: Co-owner: Date: